Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Event
22.	Subsequent Event

On March 3, 2015, the Company commenced a public tender offer for all of the issued shares of Axis AB (“Axis”), a Sweden-based company listed on Nasdaq Stockholm, a global leader in the network video solutions industry, for a consideration of 340 Swedish krona (¥4,804) in cash per share or a maximum amount of approximately 23.6 billion Swedish krona (approximately ¥333.7 billion). Through the transaction, the Company aims to make Axis a consolidated subsidiary, acquiring 100% of Axis’s issued shares. The Company views its network surveillance camera business as a promising new business area for Canon. Corresponding Japanese yen amounts as noted above are translated at the rate of ¥14.13 = 1 Swedish krona.